UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 27, 2024

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas	76210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On February 27, 2024, Sally Holdings LLC (“Holdings”) and Sally Capital Inc. (together with Holdings, the “Issuers”), both subsidiaries of Sally Beauty Holdings, Inc. (the “Company”), completed the issuance and sale of $600,000,000 aggregate principal amount of the Issuers’ 6.75% Senior Notes due 2032 (the “Notes”) in a previously announced registered public offering.

The net proceeds from the offering, together with borrowings under the Issuers’ existing senior secured credit facility and cash on hand, will be used to redeem all $679.96 million aggregate principal amount of the Issuers’ 5.625% senior notes due 2025 at a redemption price equal to 100.00% of the outstanding principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date.

The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of May 18, 2012, by and among the Issuers, certain guarantors thereto and Computershare Trust Company, N.A., as trustee and successor to Wells Fargo Bank, National Association (the “Trustee”), as supplemented by a Fifth Supplemental Indenture, dated as of February 27, 2024, by and among the Issuers, the guarantors listed therein and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture provides that interest on the Notes is payable semiannually in arrears on March 1 and September 1 of each year, beginning on September 1, 2024, and the Notes mature on March 1, 2032. Interest on the Notes will accrue from and including February 27, 2024.

Under the Indenture, Holdings has the right to redeem the Notes, in whole or in part, at any time on or after March 1, 2027, initially at 103.375% of their principal amount, plus accrued interest to the redemption date, declining ratably to 101.688% of their principal amount, plus accrued interest to, but not including, the redemption date on or after March 1, 2028 and further declining ratably to 100% of their principal amount, plus accrued interest to, but not including, the redemption date, on or after March 1, 2029. Pursuant to the Indenture, at any time prior to March 1, 2027, the Notes may also be redeemed or purchased (by Holdings or any other person), in whole or in part, at a redemption price equal to 100% of their principal amount, plus a make-whole premium as provided in the Indenture, together with accrued and unpaid interest to, but not including, the redemption date. In addition, prior to March 1, 2027, Holdings has the right to redeem up to 40% of the aggregate principal amount of the outstanding Notes with the net proceeds from certain equity offerings at a redemption price equal to 106.750% of their principal amount, plus accrued and unpaid interest to, but not including, the redemption date. Holdings may make such redemption only if, after any such redemption, at least 50% of the aggregate principal amount of the Notes originally issued under the Indenture (including any additional notes) remains outstanding.

The Indenture contains certain covenants that, among other things, limit Holdings’ ability and the ability of its restricted subsidiaries to incur additional indebtedness, make certain dividends, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transactions with Holdings’ affiliates. Such covenants are subject to a number of important exceptions and qualifications set forth in the Indenture. The Indenture also contains certain customary events of default, including failure to make payments in respect of the principal amount of the Notes, failure to make payments of interest on the Notes when due and payable, failure to comply with certain covenants and agreements and certain events of bankruptcy or insolvency.

An event of default under the Indenture will allow the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes to declare the principal of and accrued but unpaid interest on all Notes due and payable, or in the case of events of default involving bankruptcy, insolvency or reorganization of Holdings, such principal and accrued and unpaid interest on all Notes will become immediately due and payable without action from the Trustee or any holder.

The foregoing description of the Indenture, which includes the form of Note as an exhibit thereto, does not purport to be complete and is qualified in its entirety by reference to the full text of the applicable agreement. The Base Indenture was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2012 and is incorporated by reference into this Item 1.01. The Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference into this Item 1.01.

The Company is filing this Current Report on Form 8-K to file with the SEC certain items related to the offering of the Notes that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No, 333-255937).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Indenture set forth in Item 1.01 above and the full text of the Indenture, which is attached hereto as Exhibits 4.1 and 4.2, are incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association, which is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012

4.2	Fifth Supplemental Indenture, dated as of February 27, 2024, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Computershare Trust Company, N.A (including the form of Note attached as an exhibit thereto)

5.1	Legal Opinion of the Company’s Outside Counsel

23.1	Consent of the Company’s Outside Counsel (included as part of Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

February 27, 2024	By:	/s/ Denise Paulonis
Name: Denise Paulonis
Title: President and Chief Executive Officer